1 August 7, 2012 Review of First Quarter F’13 Results Matthew M. Mannelly, CEO Ronald M. Lombardi, CFO Exhibit 99.2

2 This presentation contains certain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements about the Company’s growth strategies, investments in advertising and promotion, market position, product introductions and innovations, and future financial performance. Words such as "continue," "will," "believe," “intend,” “expect,” “anticipate,” “plan,” “potential,” “estimate,” “may,” “should,” “could,” “would,” and similar expressions identify forward- looking statements. Such forward-looking statements represent the Company’s expectations and beliefs and involve a number of known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others, the failure to successfully integrate the GSK brands or other future acquisitions, the failure to successfully commercialize new and enhanced products, the Company’s inability to rapidly deleverage, the effectiveness of the Company’s advertising and promotions investments, further decline in the household cleaning products market, the severity of the cold/cough season, the effectiveness of the Company’s marketing and distribution infrastructure, and other risks set forth in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended March 31, 2012. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except to the extent required by applicable securities laws, the Company undertakes no obligation to update any forward-looking statement contained herein, whether as a result of new information, future events, or otherwise. Safe Harbor Disclosure

3 FY’12 Q4: A Stellar Quarter Q1 FY2013: Performance Highlights Q1 FY2013: Financial Overview Prestige’s Strategy: Delivering Results; Poised for Success 1 2 3 Agenda 4 Delivering Against a Proven Value Creation Strategy

4 OTC M&A Focus Strong FCF Resulting in Debt Reduction Drive Core OTC Growth  A&P Driven Growth for Core OTC Brands  Investment in Multi-Year New Product Development Pipeline  Select investment in Other Brands  High Conversion of EBITDA to Free Cash Flow  Free Cash Flow Used for Rapid Debt Pay Down  Significant Tax Shield Incremental to Free Cash Flow Generation  Proven M&A Competency  Rapid Integration Expertise  Demonstrated Value Creation Formula Prestige Brands: Delivering Value Now and Into the Future Through a Tested Shareholder Value Creation Framework

Q1 FY2013: Delivering Against Stated Strategy

Drive Core OTC Growth	Strong FCF Resulting in Debt Reduction	OTC M&A Focus
▪ Core OTC organic net revenue growth of 3.7%[(1)] ▪ Core OTC consumption growth of 6.9% in L-12 weeks compared to category of (1.4%)[(2)] ▪ Core OTC A&P of 16.0% of net revenue[(1)]	▪ Cash flow from operations excluding TSA impact of $28.5 million ▪ On track with ~$110 million target for full year ▪ Leverage ratio[(3)] of ~4.75x, down from ~5.25x immediately following the GSK acquisition	▪ Completed GSK transition and integration proceeding as expected ▪ Strong pipeline of M&A opportunities

Adjusted EPS of $0.35; +52.2% vs. Prior Year Corresponding Quarter

Notes:
(1) Excludes acquired GSK brands
(2) IRI FDMx retail dollar sales for the period ending 7/8/12; Includes acquired GSK brands
(3) Leverage ratio reflects net debt / covenant defined EBITDA


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Goody's
Ecotrin
Dramamine
Efferdent
Sominex
Massengill
Comet

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Q1 FY2013: Financial Profile Tracking to Transformed Prestige

	Q4 F'12 Presentation	Q1 F'13 Results[(1)]	Status
OTC as % of Revenue	~85%	**~86%**	✓
Gross Margin	~57%	**~57%**	✓
A&P Spending	~15%	**~14%**	✓
EBITDA Margin	~34%	**~35%**	✓
Free Cash Flow	~$110 MM Annual	**On-Track**	✓

Note:
(1) The table includes both GAAP and non-GAAP information including adjusted results that exclude TSA, integration, acquisition related and other legal and professional fees. Non-GAAP financial measures are reconciled to their most closely related GAAP financial measures in our earnings release in the "About Non-GAAP Financial Measures" section.


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7 Delivering Against a Proven Value Creation Strategy Q1 FY2013: Performance Highlights Q1 FY2013: Financial Overview Prestige’s Strategy: Delivering Results; Poised for Success 1 2 3 Agenda 4

First Quarter Highlights: Delivering Against Stated Strategy

- **Strong financial performance for the quarter**
  - Record Q1 consolidated adjusted net revenue of $147.4 million, up 54.7%
  - Financial profile, including GSK, in line with expectations; Gross margin expansion of ~500bps
  - Adjusted EPS(1) of $0.35, up 52.2% versus prior year corresponding quarter
  - Adjusted Cash flow from Operations of $28.5 million(5)
  - Leverage ratio(2) of ~4.75x, down from ~5.25x at the time of the GSK acquisition
- **Brand building strategy delivered consistent organic growth for core OTC brands**
  - Core OTC organic net revenue growth of 3.7%(3)
  - Core OTC consumption growth significantly exceeding category growth; Up 6.9% in L-12 weeks compared to category growth of (1.4%)(4)
  - Eight consecutive quarters of organic net revenue increases for core OTC brands(3)
- **Successful and timely integration of GSK brands**
  - TSA completed and business integration of GSK brands on-track
  - Continue to invest in core GSK brands' future with new advertising campaigns and product innovation

Notes:
(1) This non-GAAP financial measure is reconciled to its most closely related GAAP financial measure in our earnings release in the "About Non-GAAP Financial Measures" section. Adjusted EPS is also reconciled to reported EPS on slide 17
(2) Leverage ratio reflects net debt / covenant defined EBITDA
(3) Excludes acquired GSK brands
(4) IRI FDMx retail dollar sales for the period ending 7/8/12; Includes acquired GSK brands
(5) Adjusted cash flow from operations is a non-GAAP financial measure and is reconciled to reported cash flow from operations on slide 18


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Eight Straight Quarters of Organic Core OTC Growth Excluding Acquisitions


Net Revenue
YOY % Growth
$70
$60
$50
$40
$30
$20
$10
$0
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
Prior year comparable quarter
Applicable quarter
$38.6
$39.0
1.1%
$35.4
$40.5
14.1%
$33.1
$35.9
8.4%
$33.4
$37.0
10.7%
$39.0
$40.6
4.1%
$40.5
$41.8
3.2%
$58.2
$66.4
14.0%
$59.8
$62.0
3.7%
Q2 FY'11
Q3 FY'11
Q4 FY'11
Q1 FY'12
Q2 FY'12
Q3 FY'12
Q4 FY'12 (1)
Q1 FY'13 (1)

Clear eyes · Little Remedies · Chloraseptic · Compound W · The Doctor's · Luden's · Efferdent · Pedia Care · Dramamine

Dollar values in millions
Note: Excludes acquired GSK brands
(1) Q4 FY'12 and Q1 FY'13 prior year comparable quarter includes Blacksmith Brands and Dramamine



9

Eight Straight Quarters of Category Outperformance and Market Share Gains…


Prestige Core OTC
Category
Relative Consumption Growth
Market Share Gain
+11.0 pts.
+25.9 pts.
+24.7 pts.
+22.1 pts.
+14.0 pts.
+5.9 pts.
+8.1 pts.
+8.3 pts.
8.9%
(2.1%)
24.9%
(1.0%)
32.8%
8.1%
25.2%
3.1%
12.1%
(1.9%)
5.4%
(0.5%)
2.4%
(5.7%)
6.9%
(1.4%)
Q2 FY'11
Q3 FY'11(1)
Q4 FY'11
Q1 FY'12
Q2 FY'12
Q3 FY'12
Q4 FY'12(2)
Q1 FY'13
1.0 pts.
2.1 pts.
1.9 pts.
1.8 pts.
1.4 pts.
0.6 pts.
0.6 pts.
0.6 pts.

Source: Latest 12-week IRI FDMx retail dollar sales growth for relevant quarter
Note: Data reflects retail dollar sales percentage growth versus prior period
(1) Dramamine added beginning in Q3 '11
(2) Acquired GSK brands added beginning in Q4 '12


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11 Note: Excludes acquired GSK brands (1) Adjusted in FY’11 to reflect normalized level of A&P spending for PediaCare, which was acquired on 11/1/10 …Driven by Increased & More Effective A&P Core OTC Total Company (1) A&P Spending (% of Revenue) Current TV Campaigns

Increased Support for GSK Core Brands

BC / Goody's

- In Q1, significantly increased advertising for the BC/Goody's rivalry campaign featuring Richard Petty and Trace Atkins
- The campaign highlights BC / Goody's unique delivery system and SPEED & EFFICACY
- Whether a consumer is loyal to BC or to Goody's, both offer fast pain relief




TABLETS
POWDERS

Retail Dollar Sales % Growth


+5.5% pts.
1.9%
(3.6%)
BC
Goody's
Category

Beano

- During Q1, Beano was supported by stronger media spend featuring long-time spokesperson "Mindy"
- The Beano Meltaways commercial explained the concept of "preventing gas" as opposed to waiting until you're uncomfortable

Retail Dollar Sales % Growth


+8.8% pts.
11.6%
2.8%
beano
Category



Source: IRI FDMx for the latest 12 weeks ending 7/8/12



12

GSK TSA Transition Completed on Schedule

Area	Task	Status
Brand Building	Develop FY'13 brand strategies, sales quotas and fiscal plan	Completed During Q4 FY'12
	Conduct joint business planning with retail customers for GSK products	Completed During Q4 FY'12
Logistics / Supply Chain	Select Canadian distributor	Completed During Q4 FY'12
	Finalize contract for new warehouse	Completed During Q4 FY'12
	Prepare infrastructure and systems at warehouse	Completed During Q4 FY'12
	Finalize supplier and service provider agreements	Completed During Q4 FY'12
	Transition to new warehouse and distribution, including EDI	Completed During Q1 FY'13
Quality Control	Select Pharmacovigilance (PV) system	Completed During Q4 FY'12
	Visit third party manufacturers and conduct required quality assessments	Completed During Q1 FY'13
IT	Transfer remaining data and management of IT	Completed During Q4 FY'12
	Complete testing on new and updated systems	Completed During Q1 FY'13
HR	Complete hiring of new staff (~25 new employees)	Completed During Q1 FY'13
	Complete knowledge transfer with GSK counterparts	Completed During Q1 FY'13

☑ (grey) = **Completed During Q4 FY'12**

☑ (green) = **Completed During Q1 FY'13**


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14 Delivering Against Proven Value Creation Strategy Q1 FY2013: Performance Highlights Financial Overview Prestige’s Strategy: Delivering Results; Poised for Success 1 2 3 Agenda 4 Q1 FY2013: Financial Overview

15 Summary Financial Performance Dollar values in millions, except per share data Notes: (1) Reported net revenue for Q1 FY’13 was $147.0 million. Adjusted net revenue for Q1 FY’13 was $147.4 million and excludes trans ition related slotting costs of ~$400k (2) These non-GAAP financial measures are reconciled to their most closely related GAAP financial measures in our earnings release in the “About Non-GAAP Financial Measures” section. Adjusted EPS is also reconciled to reported EPS on slide 19 (3) Adjusted cash flow from operations is a non-GAAP financial measure and is reconciled to reported cash flow from operations on slide 18 Q1 FY’13 Q1 FY’12 $147.4 $52.5 $0.35 $28.5 $15.4 $95.3 $30.6 $0.23 +54.7% +71.8% +52.2% +85.1% (2) (2) (1) Adjusted Cash Flow from Operations(3)

Q1 Consolidated Financial Summary

Q1 FY'13

	Q1 FY'13	Q1 FY'12	% Chg
Adjusted Net Revenue[(1)]	**$ 147.4**	**$ 95.3**	***54.7%***
Gross Margin	84.2	49.9	*68.8%*
% Margin	*57.1%*	*52.3%*	
A&P	20.3	10.2	*98.5%*
% Adj. Net Revenue	*13.8%*	*10.7%*	
G&A	11.4	9.0	*26.1%*
% Adj. Net Revenue	*7.7%*	*9.5%*	
Adjusted EBITDA[(2)]	**$ 52.5**	**$ 30.6**	***71.8%***
% Margin	*35.6%*	*32.1%*	
D&A	3.3	2.6	*29.3%*
% Adj. Net Revenue	*2.2%*	*2.7%*	
Operating Income	49.2	28.0	*75.4%*
% Margin	*33.4%*	*29.4%*	
Adjusted Net Income[(2)]	**$ 17.9**	**$ 11.9**	***50.4%***
Adjusted Earnings Per Share[(2)]	**$ 0.35**	**$ 0.23**	***52.2%***
Earnings Per Share - As Reported	**$ 0.29**	**$ 0.29**	**-**

Comments

- Adjusted Net Revenue grew by $52.1 million, or 54.7%, over year ago, driven by core OTC growth and acquisition of GSK brands
  - 3.7% growth in core OTC, excluding core GSK brands
  - GSK brands acquisition added $52.0 million
- Household revenue declined by 13.6% as a result of changes in the timing of promotional activity that occurred in Q1 FY'12 and downward category trends
- Gross margin expanded by 4.9 pts. due to higher proportion of Net Revenue from OTC, including impact of GSK brands
- A&P growth of 98.5% consistent with stated investment levels to drive Net Revenue growth
- G&A as a percentage of Net Revenue decreased by 1.8 pts., increased by $2.4 million due to GSK acquisition
- Adjusted earnings per share growth of 52.2%

Dollar values in millions, except per share data

Notes:

(1) Reported net revenue for Q1 FY'13 was $147.0 million. Adjusted net revenue for Q1 FY'13 was $147.4 million and excludes transition related slotting costs of ~$400k

(2) These Non-GAAP financial measures are reconciled to their most closely related GAAP financial measures in our Earnings Release in the "About Non-GAAP Financial Measures" section.


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17 Net Income and EPS Reconciliation Dollar values in millions, except per share data Note: These Non-GAAP financial measures are being reconciled to their reported GAAP amounts. For Further information about Non-GAAP financial measures, refer to our Earnings Release in the “About Non-GAAP Financial Measures” section. 3 Months Ended 3 Months Ended Q1 FY'13 Q1 FY'12 Net Income EPS Net Income EPS Q1 FY'13 As Reported 14.7$ 0.29$ 14.8$ 0.29$ Adjustments: Gain on Settlement - - (5.1) (0.10) Legal & Professional Fees 0.6 0.01 0.8 0.02 Transition Costs Associated with GSK 4.7 0.09 - - Tax Impact of Adjustments (2.1) (0.04) 1.4 0.02 Total Adjustments 3.2 0.06 (2.9) (0.06) Q1 FY'13 Adjusted 17.9$ 0.35$ 11.9$ 0.23$

Strong Cash Flow from Operations

Cash Flow

	Q1 FY'13	Q1 FY'12
Net Income - As Reported	$ 14.7	$ 14.8
Depreciation & Amortization	3.3	2.5
Other Non-Cash Operating Items	9.4	4.5
Working Capital - Excluding Impact of TSA Timing	1.1	(6.4)
Adjusted Cash Flow from Operations	**$ 28.5**	**$ 15.4**
Working Capital - TSA Timing Impact	(13.8)	-
Cash Flow from Operations - As Reported	**$ 14.7**	**$ 15.4**

Comments

Debt Profile & Financial Compliance:

- Total Net Debt at 6/30/12 of $1,103 million comprised of:
  - Cash on hand of $4.4 million
  - $590 million of term loan
  - $500 million of bonds
  - $17 million of revolver
- Leverage ratio[1] of ~4.75x down, from ~5.25x immediately following GSK acquisition
- Continue to expect full year cash flow of ~$110 million
  - Cash flow estimate includes $10 million of anticipated capital expenditures related to headquarter relocation and ERP system upgrade

Dollar values in millions
Note:
(1) Leverage ratio reflects net debt / covenant defined EBITDA


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Significant Acquisition Capacity in Place While We Continue to Rapidly Delever

Leverage Ratio[1]



= Guidance at time of GSK acquisition
= Reported
= Q1 F'13
~5.25x
~ 5.0x
<5.0x
~4.75x
2012
2013E

- Prestige's high cash flow conversion is expected to lead to continued rapid leveraging
- In Q1 F'13, Prestige's leverage ratio is tracking favorable to that expected for year end

Illustrative Financial Capacity



~$220 MM
~$550 MM
gsk
~$1.0 BN
gsk
Dramamine
~$1.7BN
Today
2013E
2014E
2015E

- Prestige's existing financing arrangements and rapid deleveraging ability create expanded acquisition capacity
- Prestige does not expect leverage to be a constraint for continued M&A

Note:
(1) Leverage ratio reflects net debt / covenant defined EBITDA



19

20 Delivering Against Proven Value Creation Strategy Q1 FY2013: Performance Highlights Q1 FY2013: Financial Overview Prestige’s Strategy: Delivering Results; Poised for Success 1 2 3 Agenda 4 ’ ;

21 What Sets Prestige Apart: Delivering Value Now and Into the Future  #1 and #2 brands deliver nearly two-thirds of OTC revenue  Core OTC brands generating superior growth and market share gains  Scale platforms in highly relevant OTC categories  Leading margins and strong cash flow generation  Rapid deleveraging ability  Valuable tax attributes  Management’s strategy has transformed Prestige to predominantly an OTC company  Proven ability to source, execute, and integrate acquisitions  Management team experienced at both growing brands and executing seamless M&A transactions Management Team Financial Profile Brand Portfolio

22 In Less Than Three Years, Prestige is Now the Largest Independent U.S. OTC Platform 22 #1 #2 #3 #4 #5 #6 #7 #8 #9 #10 #11 #12 #13 #14 #15 #16 #17 #18 #19 #20 #21 2011 Rank: + 2.5x in Less Than Three Years + 5 Spots Independent OTC Companies Legacy Dollar values in billions Source: Euromonitor Note: Trademarks belong to respective owners

Outlook for Rest of 2013 Moving Forward

- **Clear goals for FY'13 to build on success and momentum**
  - Successfully integrate and transition the acquired brands
    - Supply and demand
    - Integration continues beyond end of TSA
  - Continue to invest in and drive core OTC brands
  - Develop long-term potential of acquired GSK brands through brand investment and new product development
  - Deliver strong free cash flow, de-lever, and continue proven M&A strategy
  - Deliver FY'13 Adjusted EPS guidance of $1.22 - $1.32, up ~23% to ~33% versus FY'12 EPS, respectively
    - Excludes estimated adjustments of $0.06 in Q1 and $0.14 for full year[(1)]
    - Balance of $0.14 split between Q2 & Q3

- **Q2 Highlights/Considerations**
  - Revenue: TSA transition, cough/cold build, trade inventory
  - A&P: Seasonal increase in marketing support associated with cough/cold season
  - Balance Sheet: Q1 impact of TSA on free cash flow reverses in Q2

- **Continue the strategic course in the transformation process…"it's a marathon, not a sprint"**

(1) Adjustments reflect GSK acquisition costs, costs related to the Transition Services Agreement, integration costs, and other legal and professional fees


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24  A&P Driven Growth for Core OTC Brands  Investment in Multi-Year New Product Development Pipeline  Select investment in Other Brands  High Conversion of EBITDA to Free Cash Flow  Free Cash Flow Used for Rapid Debt Paydown  Significant Tax Shield Incremental to Free Cash Flow Generation  Proven M&A Competency  Rapid Integration Expertise  Demonstrated Value Creation Formula Prestige Brands: Delivering Value Now and Into the Future Through a Tested Shareholder Value Creation Framework OTC M&A Focus Strong FCF Resulting in Debt Reduction Drive Core OTC Growth

25 August 7, 2012